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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed registration statement File Nos. 333-45932, 333-58752 and 333-70064.

                             /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 12, 2002